                                                                   Exhibit 10.14

                                 FIRST AMENDMENT
                                 ---------------

         FIRST AMENDMENT (the "Amendment"), dated as of February 9, 2001, among MBIA INC. ("Parent"), a Connecticut corporation, MBIA INSURANCE CORPORATION ("Corp.")' a New York stock insurance corporation, one or more Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), BANK ONE, NA (f/k/a The First National Bank of Chicago), as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                               W I T N E S E T H:
                               - - - - - - - - -


         WHEREAS, Parent, Corp., the Designated Borrowers, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent, are party to a Credit Agreement, dated as of August 28, 1998 whereby the Lenders have agreed to make Loans to the Borrowers of up to $200,000,000, which amount was subsequently increased to $217,000,000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

  A.     Amendment
         ---------

         Section 7.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Leverage Ratio. Parent and Corp. will not permit the ratio of
          --------------
Consolidated Total Debt to Consolidated Total Capitalization at any time to exceed 0.2762:1.00."

  B.     Miscellaneous Provisions
         ------------------------

         1. In order to induce the Lenders to enter into this Amendment, each of Parent and Corp. hereby represents and warrants that (i) the representations and warranties of each of Parent and Corp. contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         5. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.




                                            MBIA INC.



                                            By:____________________________
                                               Title:

                                            MBIA INSURANCE CORPORATION



                                            By:____________________________
                                               Title:

                                 DEUTSCHE BANK AG, NEW YORK BRANCH,
                                     Individually and as Administrative Agent


                                 By:_________________________________
                                    Title:

                                BANK ONE, NA, Individually and as Syndication
                                  Agent


                                By:______________________________
                                   Title:

                                        FLEET NATIONAL BANK, Individually and as
                                          Documentation Agent



                                        By _____________________________________
                                           Title:

                                          BANCA MONTE DEI PASCHI DI SIENA S.p.A.



                                          By: __________________________________
                                              Title:

                                        BANK OF MONTREAL

                                        By: ____________________________________
                                            Title:

                                        THE CHASE MANHATTAN BANK

                                        By: ____________________________________
                                            Title:

                                                BANK OF AMERICA NATIONAL TRUST &
                                                SAVINGS ASSOCIATION



                                                By:_____________________________
                                                   Title:

                                             FORTIS (USA) FINANCE LLC

                                             By:_____________________________
                                                Title:

                                                 BANCO SANTANDER CENTRAL HISPANO
                                                   S.p.A., New York Branch



                                                 By: ___________________________
                                                     Title:

                                                 COMMERZBANK AG, NEW YORK BRANCH



                                                 By: ___________________________
                                                     Title:

                                                NATIONAL AUSTRALIA BANK LIMITED,
                                                  NEW YORK BRANCH



                                                By: ____________________________
                                                    Title:

                                                 NORDDEUTSCHE LANDESBANK
                                                 GIROZENTRALE, NEW YORK BRANCH
                                                 AND/OR CAYMAN ISLANDS BRANCH



                                                 By: ___________________________
                                                     Title:

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT
                    ----------------------------------------

         SECOND AMENDMENT (the "Amendment"), dated as of July 31, 2001, among MBIA INC. ("Parent"), a Connecticut corporation, MBIA INSURANCE CORPORATION ("Corp.")' a New York stock insurance corporation, one or more Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), BANK ONE, NA (f/k/a The First National Bank of Chicago), as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, Parent, Corp., the Designated Borrowers, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent, are party to a Credit Agreement, dated as of August 28, 1998 whereby the Lenders have agreed to make Loans to the Borrowers of up to $200,000,000, which amount was subsequently increased to $217,000,000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

  A.     Amendments
         ----------

         1. Section 7.01(v) of the Credit Agreement is hereby amended by deleting the text "and in no event for a period exceeding 90 days in each case" appearing in the last line thereof.

         2. Section 7.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Leverage Ratio. Parent and Corp. will not permit the ratio of
          --------------
         Consolidated Total Debt to Consolidated Total Capitalization at any time to exceed 0.30:1.00."

         3. Section 8.01(h) is hereby amended by (i) deleting the term "Subsidiary" appearing in the first line thereof and (ii) inserting the term "Material Subsidiary" in lieu thereof.

         4. Section 8.01(i) is hereby amended by (i) deleting the term "Subsidiary" appearing in the second line thereof and inserting the term "Material Subsidiary" in lieu thereof and (ii) deleting the term "Subsidiary" appearing in the penultimate line thereof and inserting the term "Material Subsidiary" in lieu thereof.

         5.       Section 8.01(k) of the Credit Agreement is hereby amended by
(i) deleting the number "$10,000,000" appearing therein and (ii) inserting the number "$25,000,000" in lieu thereof.

         6. The definition of the term "Debt" contained in Section 9 of the Credit Agreement is hereby amended by (i) inserting the following at the end of clause (ii) therein, "except for (I) the obligations referred to in the parenthetical in clause (x) below and (II) investment agreements entered into by Parent or any of its Subsidiaries in the ordinary course of business in connection with the asset management business of MBIA Asset Management and its Subsidiaries," (ii) deleting the word "and" appearing at the end of clause
(viii) therein and (iii) inserting the following new clause (x) immediately after clause (ix) contained therein:

         "and (x) solely for the purpose of determining the ratio of Consolidated Total Debt to Consolidated Total Capitalization pursuant to Section 7.07, obligations under any repurchase agreements secured by Liens constituting a borrowing of funds for a period exceeding 90 days (other than obligations under such repurchase agreements entered into by Parent or any of its Subsidiaries in the ordinary course of business in connection with the asset management business of MBIA Asset Management and its Subsidiaries),"

         7. Section 9 of the Credit Agreement is hereby further amended by adding the following new defined terms in the appropriate alphabetical order:

         "Material Subsidiary" shall mean any Subsidiary with a Net Worth greater than $5,000,000.

         "MBIA Asset Management" shall mean MBIA Asset Management, LLC, a limited liability company organized under the laws of Delaware.

  B.     Miscellaneous Provisions
         ------------------------

         1. In order to induce the Lenders to enter into this Amendment, each of Parent and Corp. hereby represents and warrants that (i) the representations and warranties of each of Parent and Corp. contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         5. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                               MBIA INC.



                                               By:______________________________
                                                  Title:

                                               MBIA INSURANCE CORPORATION



                                               By:______________________________
                                                  Title:

                                          DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             Individually and as
                                             Administrative Agent

                                          By:___________________________________
                                             Title:

                                          By:___________________________________
                                             Title:

                                  BANK ONE, NA, Individually and as Syndication
                                     Agent


                                  By:___________________________________________
                                     Title:

                                           FLEET NATIONAL BANK, Individually and
                                              as Documentation Agent

                                           By:__________________________________
                                              Title:

                                                 BANCA MONTE DEI PASCHI DI SIENA
                                                   S.p.A.



                                                 By:____________________________
                                                    Title

                                           BANK OF MONTREAL

                                           By:__________________________________
                                              Title:

                                              THE CHASE MANHATTAN BANK

                                              By:_______________________________
                                                 Title:

                                           BANK OF AMERICA NATIONAL ASSOCIATION


                                           By:_______________________________
                                              Title:

                                           FORTIS (USA) FINANCE LLC


                                           By:__________________________________
                                              Title:

                                           BANCO SANTANDER CENTRAL HISPANO
                                             S.p.A., New York Branch



                                           By:__________________________________
                                              Title:

                                           COMMERZBANK AG, NEW YORK BRANCH


                                           By:__________________________________
                                              Title:

                                           NATIONAL AUSTRALIA BANK LIMITED,
                                              NEW YORK BRANCH



                                           By:__________________________________
                                              Title:

                                           NORDDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK BRANCH
                                           AND/OR CAYMAN ISLANDS BRANCH


                                           By:__________________________________
                                              Title:

                                 THIRD AMENDMENT
                                 ---------------

         THIRD AMENDMENT (this "Amendment"), dated as of December 7, 2001 among MBIA INC. ("Parent"), a Connecticut corporation, MBIA INSURANCE CORPORATION ("Corp."), a New York stock insurance corporation, one or more Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), BANK ONE, NA (f/k/a The First National Bank of Chicago), as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, Parent, Corp., the Designated Borrowers, the Lenders, the Syndication Agent, Documentation Agent and the Administrative Agent, are party to a Credit Agreement, dated as of August 28, 1998 whereby the Lenders have agreed to make Loans to the Borrowers of up to $400,000,000, which amount was subsequently increased to $433,000,000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

  A.     Amendments
         ----------

         1. Section 8.01(b) of the Credit Agreement is hereby amended by deleting the text ", 7.07" appearing therein.

         2. Section 8.01(d) of the Credit Agreement is hereby amended by adding to the end of the text contained in the parenthetical appearing in the second line thereof the new text ", but including, without limitation, any covenant contained in Section 7.07".

         3. The definition of the term "Agents" contained in Section 9 of the Credit Agreement is hereby amended by (i) deleting the text ", the Syndication Agent and the Documentation Agent" and (ii) inserting the text "and the Co-Syndication Agents" in lieu thereof.

         4. Section 9 of the Credit Agreement is hereby amended by deleting the terms "Syndication Agent" and "Documentation Agent" in their entirety.

         5. Section 9 of the Credit Agreement is hereby further amended by adding the following new defined term in the appropriate alphabetical order:

         "Co-Syndication Agent" shall mean each of The Bank of New York, Bank One, NA, Barclays Bank PLC and Fleet National Bank in their capacities as such.

         6. Section 10.01 is hereby amended by (i) deleting the text ", The First National Bank of Chicago as Syndication Agent and Fleet National Bank as Documentation Agent" appearing in the first sentence thereof and (ii) inserting the text "and each of The Bank of New York, Bank One, NA, Barclays Bank PLC and Fleet National Bank as Co-Syndication Agents" in lieu thereof.

         7. Section 10.09(d) is hereby amended by (i) deleting the text "Each of the Documentation Agent and the Syndication Agent" appearing in the first sentence thereof and (ii) inserting "Each of the Co-Syndication Agents" in lieu thereof.

         8. Section 10.10 of the Credit Agreement is hereby amended by (i) deleting the text "Documentation Agent; Syndication Agent" appearing in the
                   --------------------------------------
heading thereof and inserting the heading "Co-Syndication Agents" in lieu
                                           ---------------------
thereof and (ii) deleting the text "the Documentation Agent or the Syndication Agent" appearing in the first sentence thereof and inserting the text "any of the Co-Syndication Agents" in lieu thereof.

  B.     Miscellaneous Provisions
         ------------------------

         1. In order to induce the Lenders to enter into this Amendment, each of Parent and Corp. hereby represents and warrants that (i) the representations and warranties of each of Parent and Corp. contained in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

         5 . From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                                   MBIA INC.



                                                   By:__________________________
                                                      Title:

                                                   MBIA INSURANCE CORPORATION



                                                   By:__________________________
                                                      Title:

                                     DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        Individually and as Administrative Agent

                                     By:_______________________________________
                                        Title:

                                     By:_______________________________________
                                        Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                     BANK ONE, NA,
                                        Individually and as Co-Syndication Agent

                                     By:_______________________________________
                                        Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                      THE BANK OF NEW YORK,
                                        Individually and as Co-Syndication Agent

                                      By:_______________________________________
                                      Title:



   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                     BARCLAYS BANK PLC,
                                        Individually and as Co-Syndication Agent

                                     By:_______________________________________
                                        Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                     FLEET NATIONAL BANK,
                                        Individually and as Co-Syndication Agent

                                     By:_______________________________________
                                        Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                      BANK OF AMERICA, N.A

                                      By:_______________________________________
                                         Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                      THE CHASE MANHATTAN BANK

                                      By:_______________________________________
                                         Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                      BANK OF MONTREAL

                                      By:_______________________________________
                                         Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                                BANCO SANTANDER CENTRAL HISPANO,
                                                    S.p.A., New York Branch


                                                By:_____________________________
                                                    Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                                NATIONAL AUSTRALIA BANK LIMITED,
                                                    NEW YORK BRANCH


                                                By:_____________________________
                                                    Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]

                                      NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                      NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                      BRANCH

                                  By:___________________________________________
                                      Title:


   [SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE MULTI-YEAR CREDIT AGREEMENT]